SCHEDULE 14A
 (RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CHANNELL COMMERCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHANNELL COMMERCIAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 25, 2003

          The 2003 Annual Meeting (the “Meeting”) of the Stockholders of Channell Commercial Corporation, a Delaware corporation (the “Company”), will be held at 9:00 a.m., local time, on April 25, 2003, at the Embassy Suites Hotel, 29345 Rancho California Road, Temecula, California 92591, to consider and vote on the following matters:

1.	The election of two Directors to serve on the Company’s Board of Directors;

2.	Approval of the 2003 Incentive Stock Plan; and

3.	To transact such other business as may properly come before said Annual Meeting or any postponement or adjournment thereof.

          Only stockholders of record at the close of business on March 31, 2003 of the Company’s Common Stock will be entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

By order of the Board of Directors,

Jacqueline M. Channell Secretary

Temecula, California April 4, 2003

Channell Commercial Corporation
26040 Ynez Road
Temecula, California  92591

ANNUAL MEETING OF STOCKHOLDERS
April 25, 2003

PROXY STATEMENT

SOLICITATION OF PROXIES

     This proxy statement is solicited on behalf of the Board of Directors of Channell Commercial Corporation, a Delaware corporation (the “Company”), for use at the 2003 Annual Meeting of Stockholders to be held at the Embassy Suites Hotel, 29345 Rancho California Road, Temecula, California 92591 on April 25, 2003 at 9:00 a.m. local time, and at any and all adjournments or postponements thereof (the “Meeting”).

     All shares represented by each properly executed, unrevoked proxy received in time for the Meeting will be voted in the manner specified therein.  If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted FOR (i) the election of the nominees listed in the proxy for election to the Board of Directors, and (ii) approval of the 2003 Incentive Stock Plan.

     Any stockholder has the power to revoke his or her proxy at any time before it is voted.  A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company at the address set forth above, by presenting at the Meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the Meeting and voting in person by the person who executed the proxy.

     This proxy statement is being mailed to the Company’s stockholders on or about April 4, 2003.  The Company has retained a firm to assist in the distribution of proxies by mail for an estimated fee of $5,000 plus reimbursement for certain expenses, which will be borne by the Company.  Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding material regarding the Meeting to beneficial owners of the Company’s Common Stock.

OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 9,124,993 shares of common stock of the Company (“Common Stock”) outstanding at the close of business on the record date, March 31, 2003, will be entitled to notice of, and to vote at, the Meeting.  On each matter to be considered at the Meeting, each stockholder will be entitled to cast one vote for each share of Common Stock held of record by such stockholder on March 31, 2003.

     In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the Common Stock entitled to vote at the Meeting must be represented at the Meeting.  Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting.    Accordingly, abstentions or broker non-votes as to the election of directors will not affect the plurality of votes.  All other proposals to come before the Meeting require the approval of a majority of the votes cast, in person or by proxy, at the Meeting.  Abstentions as to a particular proposal and broker non-votes will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of March 7, 2003 certain information as to the beneficial ownership of Common Stock by: (i) each of the Company’s Directors, (ii) the Company’s chief executive officer and each of the four other most highly compensated executive officers as indicated in the Summary Compensation Table under Executive Compensation below, (iii) all Directors and executive officers as a group, and (iv) each person believed by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock.  In each instance, information as to the number of shares owned and the nature of ownership has been provided by the individuals identified or described and is not within the direct knowledge of the Company.

	Amount and Nature of Beneficial Ownership

Name and Address of Beneficial Owner (1)	No. of Shares Owned	Exercisable Options (2)	Total	Percent of Class

William H. Channell, Sr. and Jacqueline M. Channell, as co-trustees of the Channell Family Trust (3) 26040 Ynez Road Temecula, CA 92591	3,250,830	334	3,251,164	35.6%
William H. Channell, Jr. 26040 Ynez Road Temecula, CA 92591	815,250	258,334	1,073,584	8.9%
Jacqueline M. Channell 26040 Ynez Road Temecula, CA 92591	—	5,667	5,667	*
Guy Marge 26040 Ynez Road Temecula, CA 92591	—	—	—	0.0%
Bruce Glidden 26040 Ynez Road Temecula, CA 92591	1,000	—	1,000	*
Dana Brenner 26040 Ynez Road Temecula, CA 92591	—	—	—	0.0%
Thomas Liguori 26040 Ynez Road Temecula, CA 92591	30,300	43,048	73,348	*
John B. Kaiser 26040 Ynez Road Temecula, CA 92591	890	38,425	39,315	*
Andrew Zogby 26040 Ynez Road Temecula, CA 92591	900	42,338	43,238	*
Rutabaga Capital Management, LLC (4) 64 Broad Street Boston, MA 02109	1,019,200	—	1,019,200	11.2%
State of Wisconsin Investment Board (4) P.O. Box 7842 Madison, WI 53707	701,300	—	701,300	7.7%

	Amount and Nature of Beneficial Ownership

Name and Address of Beneficial Owner (1)	No. of Shares Owned	Exercisable Options (2)	Total	Percent of Class

Wellington Management Company, LLP (4) 75 State Street Boston, MA 02109	610,000	—	610,000	6.7%
Royce & Associates, Inc. (4) 1414 Avenue of the Americas New York, NY 10019	568,200	—	568,200	6.2%
Fidelity Management & Research Co. (4) 82 Devon Street Boston, MA 02109	499,700	—	499,700	5.5%
The Taylor Family Trust (5) 1450 Ravenswood Lane Riverside, CA 92506	469,960	—	469,960	5.2%
Carrie S. Channell (5) 18 Buena Vista Avenue Mill Valley, CA 94941	450,000	—	450,000	4.9%
All present Directors and executive officers as a group (12 in number)	4,100,170	442,065	4,542,235	44.9%

* Less than 1%

(1)	The persons in this table have sole voting, investment and dispositive power with respect to all shares of the Common Stock shown as owned by them, subject to community property laws where applicable.

(2)	This information represents outstanding options exercisable currently or within 60 days of this Proxy Statement.

(3)

William H. Channell, Sr. and his wife, Jacqueline M. Channell, are the co-trustees of the Channell Family Trust which is the stockholder of record of the shares shown on the table as beneficially owned by the Channell Family Trust. Together, they have sole voting and dispositive power over the shares of Common Stock owned by such trust.

(4)

As reported on Schedule 13G filed by Fidelity Management & Research Co., Royce and Associates, Rutabaga Capital Management, State of Wisconsin Investment Board, and Wellington Management Company, LLP as of December 31, 2002.

(5)

Michelle Taylor, who is a co-trustee of the Taylor Family Trust, and Carrie S. Channell are daughters of William H. Channell, Sr. and Jacqueline M. Channell and sisters of William H. Channell, Jr. Ms. Taylor and her husband, Roy Taylor, are the sole trustees of the Taylor Family Trust and together have sole voting and dispositive power over the shares of Common Stock held by such trust.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information with respect to the Company’s current executive officers and directors and their ages as of March 15, 2003.

Name	Age	Positions

William H. Channell, Sr.	75	Chairman of the Board, Chief Executive Officer and Director
William H. Channell, Jr.	45	President, Chief Operating Officer and Director
Jacqueline M. Channell	71	Secretary and Director
Bruce Glidden	74	Director
Guy Marge	59	Director
Dana Brenner	60	Director
Edward J. Burke	47	Vice President, Corporate Engineering
Timothy Hankinson	50	Managing Director, International
John B. Kaiser	51	Vice President, North American Sales
Thomas Liguori	45	Chief Financial Officer
Andrew M. Zogby	42	Vice President, Corporate Marketing
Claire Bishop	36	Finance Director, UK Operations

     The Company’s Board of Directors was comprised of six members at March 15, 2003.  The Directors of the Company are staggered into three classes, with the Directors in a single class elected at each annual meeting of stockholders to serve for a term of three years or until their successors have been elected and qualified. Two of the Company’s Directors are to be elected at the Meeting to a three-year term expiring in 2006.  The authorized number of members of the Board of Directors is currently seven. The executive officers of the Company serve at the pleasure of the Board of Directors.

CONTINUING DIRECTORS OTHER THAN NOMINEES

     William H. Channell, Sr., the son of the Company’s founder, James W. Channell, has been the Chairman of the Board since July, 1996. From 1966 to November, 2001 and since July, 2002 Mr. Channell, Sr. has been Chief Executive Officer.  Mr. Channell, Sr. is a co-trustee of the Channell Family Trust, which is a principal stockholder of the Company, and is the husband of Jacqueline M. Channell and the father of William H. Channell, Jr. His term as a Director expires in 2005.

     Bruce Glidden became a Director of the Company in April, 2002. Mr. Glidden was with U.S. Steel for 29 years.  From 1981 to 1985, he was President of U.S. Steel’s American Bridge Division.  In 1985, Mr. Glidden founded Glidden & Co., Ltd., a consulting firm serving the engineering profession and the construction industry.  Mr. Glidden’s term as a Director expires in 2004.

     Guy Marge became a Director of the Company in August, 2002. Mr. Marge is President and Chief Executive Officer of Western Brass Industries, Inc. and Storm Industries, Inc.  From 1988 to 2001, Mr. Marge was Chief Executive Officer of the Milhous Group, Inc., a manufacturer of plastic, metal-formed and pre-cast concrete products.  From 1978 to 1988, Mr. Marge held executive management positions with Kearney-National, Inc., The United Groups, Inc., and Uniroyal Technology Corporation.  Mr. Marge’s term as a Director expires in 2004.

     Dana Brenner became a Director of the Company in March, 2003. Mr. Brenner is the managing partner of Brenner, Bigler & Associates, an accounting firm with offices in Woodland Hills and Blythe, California, focused on medium and small businesses as well as individuals.  Mr. Brenner has over 35 years of public accounting experience with companies in various industries including manufacturing, construction, real estate, mortgage banking and credit unions.  Mr. Brenner’s term as a Director expires in 2005.

EXECUTIVE OFFICERS

     Edward J. Burke has been the Company’s Vice President, Corporate Engineering since May 1996 and has served in various similar capacities with the Company since 1984. Mr. Burke has held various technical positions in the thermoplastic product engineering and tooling design field since 1978.

     Timothy Hankinson joined the Company in 1998 as Managing Director, Australia and Asia as a result of the acquisition of A.C. Egerton PLC. Mr. Hankinson had been Managing Director of A.C. Egerton PLC since 1991.  Prior to 1991, Mr. Hankinson had served as General Manager of an Australian aircraft manufacturer. Mr. Hankinson became Managing Director, International in December, 2002.

     John B. Kaiser has been the Company’s Vice President, North American Sales since 1999.  He held the position of Director of Marketing for the Company from 1987 to 1991 and he was Vice President, Broadband Division from 1995 through 1998. Between 1991 and 1995, Mr. Kaiser held the position of District Manager, Southern California, for the General Polymers Division of Ashland Chemical, a thermoplastics distributor, where his responsibilities included general management of district operations, including sales, warehousing, procurement and logistics.

     Thomas Liguori has been the Company’s Chief Financial Officer since April, 2000.  Mr. Liguori joined the Company from Dole Food Company, where he served as Chief Financial Officer of Dole Europe in Paris, France.  From 1992 to 1996, he held various financial positions with Teledyne Inc., including Vice President, Finance for a manufacturer of consumer and industrial products.  From 1986 to 1992, Mr. Liguori was a management consultant with Deloitte & Touche.  He has over 20 years of financial, accounting and management experience.

     Andrew M. Zogby has been the Company’s Vice President, Corporate Marketing since March, 1996. Prior to joining the Company, Mr. Zogby was Director of Strategic Marketing, Broadband Connectivity Group for ADC Telecommunications, a publicly traded telecommunications equipment supplier to both telephone and CATV network providers worldwide. He had been with ADC Telecommunications since 1990. Mr. Zogby has held various technical marketing positions in the telecommunications equipment industry since 1984.

     Claire Bishop has been the Company’s Finance Director, UK Operations since June, 2000.  From 1991 to 2000, Ms. Bishop held various positions with Tyco Electronics Ltd., including Controller of the Wire and Cable Division.  From 1989 to 1991, she was an accountant with Dowty Electronics, Ltd.

COMPENSATION OF DIRECTORS

     Directors who are also officers of the Company (except as indicated below) receive no additional compensation for their services as Directors.  For 2002, the Company’s non-management Directors received compensation consisting of an annual retainer fee of $25,000 plus $1,000 for attendance at any meeting of the Board of Directors or any committee thereof, plus direct out-of-pocket costs related to such attendance.  Effective January of 2003, the fee for committee meetings was reduced to $500 and the compensation of non-management Directors on the board was capped at $35,000 per year, excluding special assignments.  Mrs. Channell also receives non-management Director retainer and attendance fees. In addition, pursuant to the Company’s 1996 Incentive Stock Plan (as described below), on the date of each of the Company’s annual stockholder meetings, each non-management Director (including non-executive officers who serve as Directors) serving on the Board of Directors immediately following such meeting are to receive options to acquire an additional 1,000 shares of the Company’s Common Stock with an exercise price equal to the market value of the Common Stock on the date such options are granted. These options will become exercisable at a rate of 33 1/3% per year commencing on the first anniversary of the date of issuance and will have a term of 10 years.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the annual and long-term accrual basis compensation of the Company’s Chief Executive Officer and the four additional most highly compensated executive officers (collectively, the “Named Officers”) for the years ended December 31, 2000, 2001, and 2002.

Name and Positions Held with the Company	Years	Annual Compensation			Other Annual Compensation ($)(1)		Restricted Stock Awards ($)	Underlying Options/ SARs(#)	LTIP Payouts ($)	All Other Compensation ($)

		Salary ($)	Bonus ($)

William H. Channell, Sr.	2002	—	—		15,500	(4)	—	1,000	—	30,101	(10)
Chairman of the Board	2001	239,455	—		—		—	—	—	29,234	(10)
and Chief Executive Officer	2000	420,000	166,667		—		—	—	—	26,336	(10)
William H. Channell, Jr.	2002	508,300	447,500	(5)	—		—	—	—	1,186	(10)
President and Chief	2001	598,000	67,260	(6)	—		—	50,000	—	1,620	(2)
Operating Officer	2000	598,000	605,000	(7)	—		—	—	—	3,588	(2)
Richard A. Cude (3)	2002	134,615	—		—		—	—	—	168,812	(8)
Chief Executive	2001	19,231	—		35,000	(4)	—	101,000	—	—
Officer	2000	—	—		26,000	(4)	—	1,000	—	—
Thomas Liguori	2002	185,250	60,060		—		—	—	—	—
Chief Financial Officer	2001	188,200	—		—		—	44,140	—	2,212	(2)
	2000	150,000	78,000		—		—	25,000	—	900	(2)
John B. Kaiser	2002	147,250	47,740		—		—	—	—	2,046	(10)
Vice President,	2001	150,589	—		—		—	7,470	—	4,371	(9)
North American Sales	2000	149,056	117,397		—		—	5,800	—	5,999	(9)
Andrew M. Zogby	2002	164,305	53,269		—		—	—	—	1,246	(10)
Vice President,	2001	168,030	—		—		—	8,310	—	3,840	(9)
Corporate Marketing	2000	172,113	114,983		—		—	6,750	—	6,409	(9)

(1)

For each individual named, compensation excludes perquisites and other personal benefits that did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such individual.

(2)	Payments to the Company’s 401K plan.
(3)	Richard A. Cude served as Chief Executive Officer from November 2001 to July 2002.
(4)	Other Annual Compensation in 2000, 2001 and 2002 was for services as a Company Director.
(5)	The bonus of William H. Channell, Jr. shown in 2002 is based on Company performance in 2001 and 2002.
(6)	The bonus of William H. Channell, Jr. shown in 2001 is based on Company performance in 2000. (See “Incentive Compensation Plan”.)
(7)	The bonus of William H. Channell, Jr. shown in 2000 is based on Company performance in 1999. (See “Incentive Compensation Plan”.)
(8)	Includes income from exercised stock options and payments received by Richard A. Cude related to his resignation.
(9)	Payments to the Company’s 401K plan and life insurance premiums.
(10)	Life insurance premiums paid.

The following table sets forth information relating to equity securities authorized for issuance under the Company’s 1996 Incentive Stock Plan as of December 31, 2002:

	Equity Compensation Plan Information (1)

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders (2)	916,560	$10.24	451,639	(3)
Equity compensation plans not approved by security holders (none)	—	—	—
Total	916,560	$10.24	451,639

(1)	Information is provided as of December 31, 2002

(2)	Information provided relates to the 1996 Incentive Stock Plan.

(3)	The 1996 Incentive Stock Plan permits the granting of (i) options to purchase shares of the Company’s Common Stock and (ii) shares of the Company’s Common Stock that are subject to certain vesting and other restrictions.

DESCRIPTION OF CERTAIN PLANS

1996 Incentive Stock Plan

     The Company’s 1996 Incentive Stock Plan (the “1996 Stock Plan”) currently permits the granting to the Company’s key employees, Directors and other service providers of (i) options to purchase shares of the Company’s Common Stock and (ii) shares of the Company’s Common Stock that are subject to certain vesting and other restrictions (“Restricted Stock”).  Initially, a maximum of 750,000 shares of Common Stock were reserved for issuance under the 1996 Stock Plan.  In 1999, the 1996 Stock Plan was amended to allow a maximum of 1,500,000 shares to be issued under the 1996 Stock Plan.

     During 2002, the Company granted 28,000 “non-qualified” options to six employees and Directors.  After cancellation of options previously issued to terminated employees, there were options to acquire 916,560 shares of Common Stock outstanding at December 31, 2002.  These options vest at a rate of 33 1/3% per year beginning on the first anniversary of the date of issuance and have a term of 10 years.

     The 1996 Stock Plan is administered by the Compensation Committee of the Board of Directors. The aggregate number of stock options or shares of Restricted Stock that may be granted to any single participant under the 1996 Stock Plan during any fiscal year of the Company is 100,000. The purpose of the 1996 Stock Plan is to secure for the Company and its stockholders the benefits arising from stock ownership by key employees, directors and other service providers selected by the Compensation Committee.

     All options granted under the 1996 Stock Plan are non-transferable and exercisable in installments determined by the Compensation Committee, except that each option is to be exercisable in minimum annual installments of 20% commencing with the first anniversary of the option’s grant date. Each option granted has a term specified in the option agreement, but all options expire no later than ten years from the date of grant. Options under the 1996 Stock Plan may be designated as “incentive stock options” for federal income tax purposes or as options which are not qualified for such treatment, or “non-qualified stock options”.  In the case of incentive stock options, the exercise price must be at least equal to the fair market value of the stock on the date the option is granted. The exercise price of a non-qualified option need not be equal to the fair market value of the stock at the date of grant, but may be granted with any exercise price which is not less than 85% of the fair market value at the time the option is granted, as the Compensation Committee may determine. The aggregate fair market value (determined at the time the options are granted) of the shares covered by incentive stock options granted to any employee under the 1996 Stock Plan (or any other plan of the Company) which may become exercisable for the first time in any one calendar year may not exceed $100,000.

     Upon exercise of any option, the purchase price must generally be paid in full either in cash or by certified or cashier’s check. However, in the discretion of the Compensation Committee, the terms of a stock option grant may permit payment of the purchase price by means of (i) cancellation of indebtedness owed by the Company, (ii) delivery of shares of Common Stock already owned by the optionee (valued at fair market value as of the date of exercise), (iii) delivery of a promissory note secured by the shares issued, (iv) delivery of a portion of the shares issuable upon exercise (i.e., exercise for the “spread” on the option payable in shares), or (v) any combination of the foregoing or any other means permitted by the Compensation Committee.

     Any grants of restricted stock will be made pursuant to Restricted Stock Agreements, which will provide for vesting of shares at a rate to be determined by the Compensation Committee with respect to each grant of restricted stock.  Until vested, shares of restricted stock are generally non-transferable and are forfeited upon termination of employment.  The Company has not made any grants of restricted stock.

     In January, 2003, the Board of Directors approved an offer allowing current employees and non-employee directors to exchange all of their outstanding options granted under the 1996 Stock Plan for new options to be granted under the 1996 Stock Plan or any other stock option plan that may be adopted by the Company.  At the time the Board approved the offer, certain employees’ and non-employee directors’ outstanding options had exercise prices that were significantly higher than the current market price of the Company’s common stock.  The Board of Directors made the offer in order to provide these option holders with the benefit of owning options that, over time, may have a greater potential to increase in value.  The Board of Directors believes that this will create better performance incentives for these option holders.

     The offer expired on March 20, 2003.  A total of 1,326,890 options to purchase shares of the Company were accepted for exchange and cancelled on March 20, 2003.

     Subject to certain limitations described in the offer, participants in the offer will receive new options on one of the first five trading days that is at least six months and one day after the expiration date of the offer, which was March 20, 2003. Therefore, the new options will be granted on one of the first five trading days beginning September 22, 2003. If the Company were to grant the new options prior to September 22, 2003, the Company may be deemed to have repriced the options.  Repricing the options would result in variable accounting for the new options, which would require the Company to record additional compensation expense each quarter for increases in the price of the Company’s common stock, if any, subject to outstanding repriced options until the repriced options were exercised or cancelled or had expired.  This could negatively affect the Company’s earnings.  By deferring the grant of the new options for at least six months and one day, the Company believes it will not have to record such a compensation expense.

     Eligible option holders who participate in the offer will receive a new option on the new grant date in exchange for each old option that was validly tendered and accepted for exchange.  The number of shares covered by each new option will be equal to the number of shares covered by the old options, and the vested status and vesting schedule of the old options will be preserved and continued.  The exercise price of the new options will be equal to the closing sale price of the Company’s common stock as reported on the Nasdaq National Market on the grant date of the new options.

     A new 2003 Incentive Stock Plan to replace the 1996 Stock Plan is to be voted on at the Annual Stockholders Meeting on April 25, 2003.  The 2003 Incentive Stock Plan is included as Appendix B.

Options/SAR Grants Table

     The following table sets forth the stock options granted to the Named Officers for the year ended December 31, 2002.

Name	Number of Securities Underlying Options/ SARs Granted	% of Total Options/ SARs Granted to Employees in Fiscal Year 2002	Exercise on Base Price ($/Sh)	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation of Option Term

					5%	10%

William H. Channell, Sr.	1,000	100.0%	$7,400	May 2012	$4,654	$11,794

     On January 16, 2003, the Compensation Committee granted stock options to the following Named Officers for their contribution to reorganizing the Company in 2002.

Optionee	Number of Options

William H. Channell Jr. (1)	321,400
Thomas Liguori	50,000
Andrew M. Zogby	50,000
John B. Kaiser	50,000

(1)	Includes a grant of 221,400 options that is subject to stockholder approval of the Company’s 2003 Stock Plan at the Company’s 2003 Annual Meeting of Stockholders. See Proposal 2.

Aggregated Option/SAR Exercises in Last Fiscal Year and December 31, 2002 Option/SAR Values

     The following table sets forth the number and value of outstanding stock options at December 31, 2002.  One hundred thousand (100,000) options were exercised in 2002.

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options/SARs at December 31, 2002 Exercisable/Unexercisable	Value of Unexercised In- the-Money Options/SARs at December 31, 2002 Exercisable/Unexercisable

William H. Channell, Sr.	—	$—	— / 1,000	$ — / $ —
William H. Channell, Jr.	—	—	241,667 / 33,333	$ — / $ —
Richard A. Cude	100,000	$60,158	— / —	$ — / $ —
Thomas Liguori	—	—	31,382 / 37,758	$9,627 / $19,252
John B. Kaiser	—	—	38,358 / 6,912	$1,891 / $3,780
Andrew Zogby	—	—	42,271 / 7,789	$2,109 / $4,217

Profit Sharing and Savings Plans

     The Company maintains a plan, established in 1993, in accordance with Section 401(K) of the Internal Revenue Code.  Under the terms of this plan, eligible employees may make voluntary contributions to the extent allowable by law.  Employees of the Company are eligible to participate in the plan after 90 days of employment.  Matching contributions by the Company to this plan are discretionary and will not exceed that allowable for Federal income tax purposes.  The Company’s contributions are vested over five years in annual increments.

Employment Contracts

     The Company entered into a one-year employment agreement, renewable annually, with Richard A. Cude in November, 2001, when he became Chief Executive Officer.  Mr. Cude served as Chief Executive Officer from November, 2001 to July, 2002.  Mr. Cude’s annual salary was $250,000.  Mr. Cude was entitled to participate in the 1996 Stock Plan, the 401(k) Plan and the Incentive Compensation Plan.  Mr. Cude was also entitled to certain other benefits paid for by the Company, including an automobile allowance, health insurance and sick leave, in accordance with the Company’s customary practices for senior executive officers.

     In July, 1996, the Company entered into a five-year employment agreement, renewable every five years, with William H. Channell, Jr. Mr. Channell, Jr.’s annual salary is $598,000.  Mr. Channell, Jr. is entitled to participate in the Stock Plan, the 401(k) Plan and the Incentive Compensation Plan.  In 2002, Mr. Channell, Jr. temporarily reduced his salary due to the continuing downturn in the telecommunications industry.  His annual salary as of December 31, 2002 is $598,000.  Mr. Channell, Jr. is also entitled to certain other benefits paid for by the Company, including an automobile allowance, health insurance and sick leave, in accordance with the Company’s customary practices for senior executive officers, and cost of living adjustments.

     Mr. Channell, Sr. became Chief Executive Officer in July, 2002. Mr. Channell Sr. had previously retired from the position in November, 2001.  Mr. Channell, Sr. did not receive a salary as Chief Executive Officer in 2002. Mr. Channell, Sr.’s annual salary starting in January, 2003 is $250,000.  The Company had an employment agreement with Mr. William H. Channell, Sr. when he previously served as Chief Executive Officer.  His initial salary under that agreement was $520,000.  Mr. Channell, Sr.’s salary was subject to annual cost of living increases.  In 1999, Mr. Channell, Sr. reduced his hours of contribution to the Company.  He agreed to reduce his compensation proportionally by $100,000 to $420,000.  In 2001, Mr. Channell, Sr. further reduced his hours with the Company and agreed to reduce his compensation to $250,000.  In November, 2001, Mr. Channell, Sr. resigned as an employee of the Company.  Mr. Channell, Sr.’s benefits include (i) during the term of the agreement, the payment of premiums for a term disability policy providing for $250,000 in annual benefits in the case of his temporary or permanent disability, (ii) during the lifetime of Mr. Channell, Sr. and his wife, Jacqueline M. Channell, medical insurance for each of Mr. and Mrs. Channell comparable to that provided to the Company’s senior executive officers, subject to a premium reimbursement obligation in the case of the medical insurance provided to Mrs. Channell and (iii) during Mr. Channell, Sr.’s lifetime, a portion of the premiums on a life insurance policy owned by Mr. Channell, Sr., under which Mrs. Channell is the beneficiary.

Incentive Compensation Plan

     Effective beginning in the Company’s 1996 fiscal year, the Board of Directors adopted the Company’s 1996 Performance-Based Annual Incentive Compensation Plan (the “Incentive Plan”). Eligible participants consist of key employees of the Company. The Incentive Plan is administered by the Compensation Committee of the Board of Directors. The amount of awards granted under the Incentive Plan are determined based on an objective computation of the actual performance of the Company relative to pre-established performance goals. Measures of performance may include level of sales, EBITDA, net income, income from operations, earnings per share, return on sales, expense reductions, return on capital, stock appreciation, return on equity, invention, design or development of proprietary products or improvements thereto (patented or otherwise), or sales of such proprietary products or improvements or profitability achieved from sales of proprietary products or improvements. Awards under the Incentive Plan are payable in cash or, at the election of the Compensation Committee, Common Stock of the Company. Mr. William H. Channell, Jr., the Company’s President, receives a bonus calculated using the factors above.  The bonus was earned and payable based on continued service in subsequent years for fiscal year 2001 and prior.  In 2002, the Compensation Committee changed the bonus to be earned and payable in the current year.  The Compensation Committee may establish a bonus pool from which all awards under the Incentive Plan may be granted as well as individual, non-bonus pool awards.  No participant in the 1996 Performance-Based Annual

Incentive Plan may receive awards under such plan during any fiscal year of the Company in excess of $1,000,000 or 100,000 shares of Common Stock.

     The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors.  As of March 15, 2003, the members of this committee included Mr. Guy Marge, as Chairperson, William H. Channell, Sr. and Mr. Dana Brenner.  It is the responsibility of the Compensation Committee to review and approve the Company’s executive compensation plans and policies and to monitor these compensation programs in relation to the performance of the particular executive and the overall performance of the Company.

     The following is a line graph presentation comparing the Company’s cumulative total return since the initial public offering in July 1996 to December 31, 2002 with the performance of the NASDAQ market, the S & P Industrials and a similar Industry Index for the same period.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held eleven meetings during the fiscal year ending December 31, 2002. The Board has two standing committees: the Audit Committee and the Compensation Committee, both established in June 1996.  The Board does not have a Nominating Committee.  The Audit Committee recommends engagement of the Company’s independent accountants, approves the services performed by such accountants and reviews and evaluates the Company’s accounting systems and its system of internal accounting controls.  Two of the three members of the Audit Committee are independent as defined by NASD rule 4200(a)(14).  Mr. Brenner does not qualify as independent because fees paid to the firm at which he is managing partner for tax and audit support related services in a previous year exceed the NASD limit.  The Board of Directors selected Mr. Brenner to serve on the Audit Committee due to his accounting experience and knowledge of the Company.  As of January 1, 2004, the factor that disqualifies Mr. Brenner as independent will no longer be a factor.  The Board has adopted a written charter for the Audit Committee.  The Compensation Committee makes recommendations to the full Board of Directors regarding levels and types of compensation of the Company’s executive officers and administers the 1996 Stock Plan.  See “Executive Compensation” and “Description of Certain Plans”.  In 2002, the Audit Committee met two times and the Compensation Committee met two times in performing their responsibilities.  In 2002, no director failed to attend at least 75% of the aggregate number of Board and Committee meetings during the period of his or her service.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During 2002, members of the Company’s Compensation Committee consisted of Messrs. Guy Marge, Eugene R. Schutt, Jr. and Peter J. Hicks.  Messrs. Eugene R. Schutt, Jr. and Peter J. Hicks resigned from the Board of Directors in December of 2002.  No additional information concerning the Compensation Committee or the Company’s executive officers is required by Item 402 of Regulation S-K.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors oversees the Company’s executive compensation programs.  The Compensation Committee includes two non-management Directors.  The Compensation Committee reviews and approves the compensation philosophy and program design, individual base salary, annual cash bonus and stock option grants.  Among other responsibilities, the Compensation Committee reviews and approves various officer and general employee compensation, benefit policies and practices.

     Since 1996, the Company has implemented an employee compensation philosophy that delivers a total compensation approach that includes market sensitive base salary, performance based individual bonuses, equity participation, a package of benefits and a working environment that creates an advantage for the Company within the extremely competitive telecommunication/broadband business environment.  Equity participation and broad based employee ownership of the Company’s stock is achieved through a stock option program in which a number of non-management employees are able to participate.  This approach enables the Company to achieve industry competitive performance in attracting and retaining employees and to align the interests of the employees to the interests of the stockholders.  The Company’s compensation philosophy for its officers is similar to that of all employees.

     The Compensation Committee reviews and approves the annual base salary for executive officers in line with their responsibilities and with external market practices.

     The executive bonus plan rewards achievement of specified levels of corporate revenue and earnings, division revenue and earnings where appropriate, corporate debt and balance sheet ratios, and individual performance.  Officers are eligible to receive a pre-determined portion of their base salary as a targeted annual incentive bonus.  A predetermined formula, which takes into account revenue and earnings performance against the annual plan approved by the Board of Directors, and quantitative and qualitative aspects of the annual plan are used to determine the bonus award.  There is a discretionary component that is based on each officer’s performance and contribution to the Company during the fiscal year.

     The Company grants stock options throughout the organization to provide long-term incentives and align employee and stockholder interests.  Individual grants are based on various factors, including performance and contribution, and estimated value of proposed option grant and market prices.

     The base salary of Mr. Richard A. Cude, the Chief Executive Officer from November 2001 to July 2002, was established by an employment agreement entered into on November 27, 2001.  That agreement also awarded Mr. Cude stock options as reflected in the Summary Compensation Table above.

     Mr. Channell, Sr. became Chief Executive Officer in July, 2002.  In 2002, Mr. Channell, Sr. chose not to receive a salary or bonus as Chief Executive Officer.  The Compensation Committee approved an annual salary of $250,000 for Mr. Channell, Sr. effective January 1, 2003.

     The Compensation Committee has approved a cost of living adjustment for the President and Chief Operating Officer, Mr. William H. Channell, Jr., which is outlined in his existing employment contract.  The Compensation Committee is currently studying a new compensation plan for Mr. Channell, Jr.

     The Compensation Committee approved executive bonuses in 2002 and executive stock option grants in January 2003 in recognition of executive achievements in 2002 in reducing the debt of the Company, restructuring operations to current levels of industry demand and reducing operating costs. In 2002, Mr. Channell, Sr. chose not to receive a bonus.

COMPENSATION COMMITTEE
Guy Marge, Chairman William H. Channell, Sr. Dana Brenner
March 21, 2003

AUDIT COMMITTEE REPORT

     The following is the report of the Audit Committee with respect to the audited financial statements for the fiscal year ended December 31, 2002 (the “Financial Statements”) of the Company. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors and is attached to this Proxy Statement as Appendix A. The Audit Committee is composed of three outside Directors.

     Management is responsible for the Company’s internal controls and financial reporting process. Grant Thornton LLP, the Company’s independent accountants, are responsible for performing an independent audit of the Company’s Financial Statements. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Financial Statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has reviewed with the independent auditors the auditor’s independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     The Audit Committee has reviewed and discussed the Financial Statements with the Company’s management.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Dana J. Brenner, Chairman Bruce Glidden Guy Marge
March 21, 2003

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has two leases for approximately 261,000 square feet of manufacturing, warehouse and office space in Temecula, California, with William H. Channell, Sr., a principal stockholder and the Chairman of the Board and Chief Executive Officer of the Company. The term of the first lease is through December 31, 2005, with two five-year renewal options. Additionally, an adjacent 100,000 square foot building was constructed and completed in 1996. Subsequent to December 31, 1996, the Company guaranteed debt of Mr. Channell, Sr. of approximately $2.7 million incurred in connection with construction of the building.  The loan amount subject to the guarantee is expected to decline before expiring in 2016.  At December 31, 2002, the outstanding loan balance subject to the guarantee totaled $1.9 million.  It is not practicable to estimate the fair value of the guarantee; however, the Company does not anticipate that it will incur losses as a result of this guarantee. This building is also being leased from Mr. Channell, Sr. through 2005, with two five-year renewal options. Both leases provide for payments of insurance, repairs, maintenance and property taxes.  Rent expense paid under the leases was $1.2 million, $1.2 million and $1.3 million for the years ended December 31, 2000, 2001 and 2002, respectively.  The Company believes that the terms of these leases are no less favorable to the Company than could be obtained from an independent third party.  As part of the restructuring plan announced in the third quarter of 2001, the Company has vacated warehouse space in one of the facilities.  The Company intends to sublease the vacated warehouse space.

     In January 2001, the Company guaranteed personal debt of William H. Channell, Jr., the Company’s President and Chief Operating Officer, of $0.6 million.  In connection with this guarantee, William H. Channell, Jr. paid the Company a fee equal to 1% of the loan balance and provided as collateral to the Company 300,000 shares of Company stock.  It was not practicable to estimate the fair value of the guarantee. The guarantee was canceled by the lender in March 2002.

     In May, 2002 the Company sold its RF line of passive electronic devices to RMS Communications, Inc., which is owned by Gary Napolitano, a former officer of the Company.  A sale in the amount of $800,000 was recorded. RMS Communications, Inc. paid the Company $125,000 in cash at the time of sale, and the remaining $675,000 is payable in monthly installments through June 30, 2003, bearing interest at 7% per annum.  The amount due from RMS Communications, Inc. included in accounts receivable at December 31, 2002 is $578,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively, “Insiders”), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “Commission”) and the NASDAQ Stock Market.  Insiders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     In 2002, Ms. Bishop became an officer and Mr. Marge became a Director of the Company.  At the time, neither Ms. Bishop, or Mr. Marge owned the Company’s equity securities and an initial report of ownership was not filed.  A report should have been filed indicating that Ms. Bishop and Mr. Marge did not own any securities.  Reports were subsequently filed in March 2003 indicating no Company securities are owned.

     On January 16, 2003, Mr. Hankinson was granted a stock option for 50,000 shares.  The grant was one of several grants to executives for their contribution to reorganizing the Company.  A Section 16(a) filing for Mr. Hankinson’s grant was inadvertently not filed on time.  The option grant was subsequently reported in March, 2003 when the error was discovered.

     Except as described above with respect to Ms. Bishop, Mr. Marge and Mr. Hankinson, based solely on the Company’s review of copies of Section 16(a) filings received by it with respect to the Company’s most recent fiscal year through March, 2003, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements were timely observed during 2002.

PROPOSAL 1

ELECTION OF DIRECTORS

GENERAL

     The Company’s Bylaws provide that the Board of Directors will be staggered into three classes.  The Directors in a single class are elected at each annual meeting of stockholders to serve for a term of three years or until their successors have been elected and qualified.  The authorized number of members of the Board of Directors is currently seven.

     The Company’s nominees for election to the Board of Directors are currently serving as Directors of the Company and have consented to being named in the Proxy Statement and to serve if elected.  Directors are elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting.  Accordingly, abstentions or broker non-votes as to the election of Directors will not affect the election of the candidates receiving the plurality of votes.  Unless instructed to the contrary, the shares represented by proxies will be voted FOR the election of the nominees named herein. Although it is anticipated that the nominees will be able to serve as a Director, should the nominees become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company’s Board of Directors in accordance with their judgment.

     Set forth below is the name and description of the background of the nominees for Director of the Company and their principal occupation for the past five years.  The nominees first became a Director of the Company in the year set forth in the biographical information.

Name	Age	Position

William H. Channell, Jr.	45	Director
Jacqueline M. Channell	71	Director

     Biographical information follows for the nominees.  Age is as of March 15, 2003.

     William H. Channell, Jr. has been President and Chief Operating Officer of the Company since 1996.  He has been a Director of the Company since 1984. Since joining the Company in 1979, Mr. Channell, Jr. has held the positions of Executive Vice President, Director of Marketing and National Sales Manager. Mr. Channell, Jr. is a principal stockholder of the Company and is the son of William H. Channell, Sr. and Jacqueline M. Channell. His term as a Director expires in 2003.

     Jacqueline M. Channell is Secretary and has been a Director since 1966 except for approximately three months in 2001. She is a co-trustee of the Channell Family Trust, which is a principal stockholder of the Company, and is the wife of William H. Channell, Sr. and the mother of William H. Channell, Jr.  Mrs. Channell’s term as a Director expires in 2003.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES.  PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

PROPOSAL 2

APPROVAL OF 2003 INCENTIVE STOCK PLAN

     The stockholders of the Company are being asked to approve the adoption of the Company’s 2003 Incentive Stock Plan (the “2003 Stock Plan”).  The 2003 Stock Plan has been adopted by the Company’s Board of Directors, but no options or stock awards have yet been granted under the 2003 Stock Plan.

Purpose of the 2003 Stock Plan

     The Board of Directors believes that adoption of the 2003 Stock Plan is necessary to insure that the Company maintains the ability in the future to continue to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock options and stock awards.  As of March 7, 2003, of the 1,500,000 shares available for issuance under the Company’s 1996 Stock Plan, as amended, there were no shares available for grant.  The adoption of the 2003 Stock Plan is therefore necessary to insure that enough shares will be available for the issuance of stock options and stock awards so as to incentivize and retain key employees of the Company, which can assist in maximizing the full potential of stockholder value.

Required Vote

     Affirmative votes of a majority of the votes cast in person or represented by proxy at the Annual Meeting will be required to approve this proposal.  Abstentions and broker non-votes will not be considered votes cast at the Meeting and thus will not affect the determination as to whether the requisite majority approval has been obtained with respect to this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2003 INCENTIVE STOCK PLAN.

Summary of the 2003 Stock Plan

     The principal features of the 2003 Stock Plan are summarized below.  This summary, however, is not intended to be a complete discussion of all of the terms of the 2003 Stock Plan.  The 2003 Incentive Stock Plan is attached hereto as Appendix B.

     Shares Subject to the 2003 Stock Plan

     Up to an aggregate of 3,100,000 shares of common stock of the Company are authorized for issuance under the 2003 Stock Plan.  The 3,100,000 shares include 1,326,890 shares to be granted on one of the first five trading days beginning September 22, 2003, as part of the exchange offer approved by the Board of Directors for options granted in the 1996 Stock Plan.  If an option expires, becomes unexercisable without having been exercised in full or is surrendered pursuant to an option exchange program, the shares that were not purchased pursuant to such option shall become available for future grants under the 2003 Stock Plan.  However, if the Company reacquires shares that were issued pursuant to an option or Stock Award, as defined below, such shares shall not be available for future grants under the 2003 Stock Plan.  The aggregate number of shares available under the 2003 Stock Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding common stock of the Company by reason of any recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction.

     Type of Options

     Two types of options may be granted under the 2003 Stock Plan: options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options not so qualified for favorable federal income tax treatment (“NSOs”).  Each option granted shall be subject to a stock option agreement between the participant and the Company.  Such agreements shall contain such terms and provisions as the Committee (as defined below) may determine in its discretion, and need not be uniform.

     Stock Awards

     The Committee, in its discretion, may also grant shares of common stock of the Company to employees, consultants and directors of the Company or any subsidiary pursuant to a stock award under the 2003 Stock Plan (“Stock Awards”).  Stock Awards consist of restricted stock granted to a grantee that are subject to vesting restrictions based on continued employment or attainment of performance goals. Stock Awards shall be granted on such terms and conditions as the Committee deems advisable and specifies in the respective grants and Restricted Stock Agreement.  An individual who has been granted a Stock Award may, if such individual is otherwise eligible, be granted additional Stock Awards as the Committee may determine.

     Stock Options:  Eligibility and Participation

     All employees (including officers), Directors, and consultants of the Company or any subsidiary are eligible for selection to receive options under the 2003 Stock Plan, except that no ISO may be granted to any person who, at the time of grant, is not an employee of the Company or any subsidiary.  If an option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated option continues to be counted against the maximum number of shares for which options may be granted to an individual during a fiscal year of the Company or portion thereof.  Subject to such limitations, an individual who has been granted an option may, if such individual is otherwise eligible, be granted additional options as the Committee may determine.  No optionee may receive grants, during fiscal 2003, in excess of 1,500,000 shares in the aggregate and, during subsequent fiscal years, in excess of 500,000 in the aggregate. The maximum grant for 2003 is higher than for subsequent years as a result of technical option counting rules pertaining to the offer, described above under “Description of Certain Plans—1996 Incentive Stock Plan”, allowing current employees and non-employee directors to exchange all of their outstanding options granted under the 1996 Stock Plan for new options to be granted under the 1996 Stock Plan or any other stock option plan that may be adopted by the Company.

     Administration of the 2003 Stock Plan

     Unless the Board of Directors expressly resolves to the contrary, the 2003 Stock Plan shall be administered by a Committee of the Board of Directors (the “Committee”) consisting of two or more directors of the Company who are both (a) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and (b) “outside directors” within the meaning of Section 162(m) of the Code.  The Committee has extremely wide discretion and power in interpreting and operating the 2003 Stock Plan and in determining the terms of individual options and Stock Grants.

     Option and Stock Award Price

     The purchase price for shares of common stock of the Company covered by each option or Stock Award shall be determined by the Committee, except that in the case of an NSO, the purchase price shall not be less than the 85% of the fair market value of such shares on the date of grant and in the case of an ISO, the purchase price shall not be less than 100% of the fair market value of such shares on the date of grant, but if the ISO is granted to a 10% shareholder of the Company or its subsidiaries (measured by ownership of voting power), the purchase price of an ISO shall not be less than 110% of the fair market value of such shares on the date of grant.

     Exercisability of Options; Vesting of Stock Awards

     The Committee shall determine when and under what conditions any option shall become exercisable and when shares issued pursuant to a Stock Award shall become vested.  However, the aggregate fair market value of shares of common stock of the Company (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000; any options in excess of this limit shall be treated as NSOs.  The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Committee and subject to applicable law, by the delivery of shares of common stock of the Company already owned by the participant, by the participant’s promissory note, through a “broker’s” exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise price, or by any other method permitted by applicable law.

     Duration of Options

     Each option shall expire on the date specified by the Committee, but all options shall expire within 10 years of the date of grant.  ISOs granted to 10% shareholders of the Company (measured by ownership of voting power) shall expire within five years from the date of grant.

     Termination of Employment; Death or Disability

     If a participant ceases to be employed by the Company or any of its subsidiaries for any reason other than termination for cause, death or permanent disability, the participant’s vested options that are exercisable shall be exercisable for a maximum period of 90 days after the termination of employment (unless otherwise determined by the Committee in an individual option agreement or otherwise).  If a participant’s employment is terminated for cause, all of his options will be immediately terminated and canceled (unless otherwise determined by the Committee in an individual option agreement or otherwise).  If a participant dies or becomes permanently disabled, the participant’s vested options that are exercisable shall be exercisable for a maximum period of 12 months after the date of death or permanent disability (unless otherwise determined by the Committee in an individual option agreement or otherwise).  After a participant’s death, any vested options which remained exercisable on the date of death may be exercised by the person or persons to whom the participant’s rights pass by will or the laws of descent and distribution.  The Committee may determine, in its discretion, that the unexercisable portion of an option will become exercisable at such time and on such terms as the Committee may determine.  The treatment of each Stock Award on the termination of employment, death, or disability of the grantee shall be determined by the Committee in its discretion.

     Certain Corporate Transactions

     Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Committee, may, in its sole discretion, do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the participants); (ii) accelerate any vesting schedule to which an option or Stock Award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the Stock Awards or options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise; or (iv) cancel options upon payment to the participants in cash of an amount that is the equivalent of the excess of the fair market value of the common stock of the Company (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the option to the extent the options are vested and exercisable.  The Committee may also provide for one or more of the foregoing alternatives in any particular option agreement or agreement governing a Stock Award.

     Rights as a Stockholder

     The recipient of an option will have no rights as a stockholder with respect to shares of Company common stock covered by an option until the date such recipient becomes a holder of record of such shares.  The recipient of a Stock Award shall have all the rights of a shareholder with respect to the common stock of the Company issued pursuant to the Stock Award, including the right to vote such shares, but the recipient of a Stock Award shall not be entitled to the dividends and interest with respect to such shares until such shares are vested.

     Assignability of Options and Stock Awards

     An ISO granted under the 2003 Stock Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the option holder’s lifetime only by him or her.  An NSO issued under the 2003 Stock Plan shall be nontransferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, except that, with the consent of the Committee, it may be assigned, in whole or in part, during the optionee’s lifetime by gift to one or more members of the optionee’s immediate family.  The Committee may also determine, in its discretion, that an NSO may be assigned pursuant to a qualified domestic relations order, as such term is defined in the Code.  The Committee shall determine the restrictions on transfer, if any, of each Stock Award.

     Duration, Termination and Amendment of the 2003 Stock Plan

     The 2003 Stock Plan shall continue in effect until 10 years after the earlier of its adoption by the Board of Directors or its approval by the stockholders.  The Board of Directors, however, may suspend or terminate the 2003 Stock Plan at any time.  The suspension or termination of the 2003 Stock Plan will generally not affect the validity of any option or Stock Award outstanding on the date of termination.  The Board of Directors may also amend the 2003 Stock Plan at any time, except that the Company will obtain stockholder approval for any amendment to the extent such approval is necessary or desirable to preserve the favorable tax status of ISOs and to comply with applicable law or the requirements of any exchange or quotation system.  For example, an amendment to increase the maximum number of shares which may be issued under the 2003 Stock Plan, change the minimum exercise price of ISOs, increase the maximum term of ISOs, or permit the granting of options to anyone other than those eligible under the terms of the 2003 Stock Plan, will be submitted for stockholder approval.  Furthermore, no amendment of the 2003 Stock Plan shall amend or impair any rights or obligations under any option or Stock Award theretofore granted under the 2003 Stock Plan without the written consent of the holder of the affected option or Stock Award.

Federal Income Tax Matters

     The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2003 Stock Plan.  It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change.  No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations.  In addition, the tax consequences to a particular participant may be affected by matters not discussed above.  ACCORDINGLY, EACH GRANTEE IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE 2003 STOCK PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

     The 2003 Stock Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.

     Non-Qualified Stock Options

     Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the optionee.  If the shares of common stock of the Company received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the optionee equal to the excess of the fair market value of the shares at the time of exercise over the option price. The optionee’s tax basis in the shares will be equal to the option price plus the amount of ordinary income recognized upon the exercise of the option.  Upon any subsequent disposition of the shares, any gain or loss recognized by the optionee will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise.  At the time of recognition of ordinary income by the optionee upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized ordinary income.

     If the shares received on the exercise of an NSO are subject to restrictions on transfer or risk of forfeiture (e.g., a vesting condition), different rules will apply, and the tax consequences will depend on whether the optionee makes an election under Section 83(b) of the Code within 30 days after exercise of the option.  If the optionee does not make a Section 83(b) election, the optionee will recognize ordinary income when the shares vest in an amount equal to the excess of the fair market value on the date of vesting over the exercise price.  In that case, the optionee’s basis in the shares will be the fair market value of the shares on the date of vesting, and optionee’s holding period will begin on the date of vesting.  Upon any later disposition of the shares, any gain or loss that the optionee recognizes will be capital gain or loss, and will be long-term capital gain or loss if the optionee holds the shares more than one year after vesting.  The Company will be allowed a deduction for federal income tax purposes when the shares vest equal to the amount of ordinary income the optionee recognizes.

     On the other hand, if the optionee makes a Section 83(b) election, the optionee will recognize ordinary income at the time of exercise equal to the excess of the fair market value on the date of exercise over the exercise price.  The Company will be allowed a deduction for federal income tax purposes on the date of exercise equal to the amount of ordinary income he or she recognizes.  The optionee’s basis in the shares will generally begin on the date of exercise, and the optionee’s basis in the shares will generally be the option price increased by the amount of ordinary income the optionee recognized at the time of exercise.  Upon any later disposition of the shares, any gain or loss that the optionee recognizes will be capital gain or loss, and will be long-term capital gain or loss if the optionee holds the shares more than one year after exercise.  However, if the optionee later forfeits the shares, the optionee will recognize a capital loss equal to excess (if any) of the option price over any amount the optionee receives from the Company on the forfeiture.  In other words, if an optionee makes the Section 83(b) election and thereby recognizes ordinary income on the date of exercise, the optionee will receive no corresponding deduction or loss if the optionee later forfeits the shares for the amount of ordinary income the optionee recognized.

     Incentive Stock Options

     The federal income tax consequences associated with ISOs are generally more favorable to the optionee and less favorable to the Company than those associated with NSOs.  Under current federal income tax law, the grant of an ISO does not result in income to the optionee or in a deduction for the Company at the time of the grant.  Generally, the exercise of an ISO will not result in income for the optionee if the optionee does not dispose of the shares within two years after the date of grant or within one year after the date of exercise.  If these requirements are met, the basis of the shares of Company common stock upon a later disposition will be the option price, any gain on the later disposition will be taxed to the optionee as long-term capital gain, and the Company will not be entitled to a deduction.  The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the optionee to be subject to the alternative minimum tax, thereby in effect depriving the optionee of the tax benefits of ISO treatment.  If the optionee disposes of the shares before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), the optionee will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price.  If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the optionee’s holding period for the shares.

     Stock Awards

     The taxation of a Stock Award depends on whether or not it consists of restricted stock (i.e., stock subject to a vesting restriction based on continued employment or attainment of performance goals).  If a Stock Award does not consist of restricted stock, the grantee will recognize ordinary income on the grant of the Stock Award equal to the excess of the fair market value of the shares over the amount (if any) that the grantee pays for the stock award.  The Company will receive a tax deduction in the same amount.  Upon disposition of the shares acquired, the grantee will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

     In general, no taxable income will be recognized by a grantee at the time a Stock Award consisting of restricted stock is granted.  Generally, on the date the restricted shares acquired pursuant to the Stock Award become vested, the grantee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the shares vest and the purchase price, and the Company will receive a tax deduction for the same amount.  Upon disposition of the shares acquired, the grantee will recognize the appreciation or depreciation on the shares after the date of vesting as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

     Alternatively, a grantee may elect to make an election under Section 83(b) of the Code with respect to unvested shares acquired pursuant to a Stock Award.  If a grantee makes a Section 83(b) election with the Internal Revenue Service within 30 days from the date of grant, the grantee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the Stock Award is granted and the purchase price, and the Company will receive a tax deduction for the same amount.  If the grantee makes a timely Section 83(b) election, the grantee will not recognize ordinary income when the shares vest.  Upon disposition of the shares acquired, the grantee will recognize the appreciation or depreciation on the shares after the date of the Stock Award grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.  If the grantee forfeits unvested shares, the grantee will recognize a capital loss equal to the excess (if any) of the purchase price over any amount the grantee receives from the Company on the forfeiture.  Generally, if the grantee makes a Section 83(b) election, and thereby recognizes ordinary income on the date the Stock Award is granted, the grantee will receive no corresponding deduction or loss for the amount of ordinary income the grantee recognized if the grantee later forfeits any unvested shares.

     $1,000,000 Limit on Deductible Compensation

     Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year.  However, the deduction limit does not apply to “performance-based compensation,” as defined in Section 162(m).  Compensation is performance-based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the Board of Directors of directors consisting of “outside directors”; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied.  The Company believes that, if the stockholders approve the 2003 Stock Plan, the stock options granted thereunder (unless granted for purchase prices below the fair market value of the stock subject to the options) will satisfy the requirements to be treated as performance- based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code.  The Company does not expect that Stock Awards will qualify as performance-based compensation, unless the granting or vesting of the Stock Awards are based on the attainment of performance-based goals, and not merely on continued employment.

     Excess Parachute Payments

     Under Section 4999 of the Code, certain officers, stockholders, or highly- compensated individuals (“Disqualified Individuals”) will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain “excess parachute payments” which they receive as a result of a change in control of the Company.  Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any “excess parachute payments.”  The cash out or acceleration of the vesting of stock options or Stock Awards upon a corporate transaction may cause the holders of such stock options or Stock Awards who are Disqualified Individuals to recognize certain amounts as “excess parachute payments” on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

     Special Rules; Withholding of Taxes

     Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act.  Other special tax rules will apply if a participant exercises a stock option by delivering shares of Company common stock which he or she already owns, or through a “broker’s exercise.”

     The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation in connection with the exercise of an option or the grant or vesting of a Stock Award, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash.  The Committee may, in its discretion, authorize “cashless withholding.”

NEW PLAN BENEFITS

     Because awards under the 2003 Stock Plan are discretionary, no awards are determinable at this time.

AUDIT AND ALL OTHER FEES

     Grant Thornton’s fees for preparing the 2002 annual audit (including quarterly reviews) were $334,191.  Grant Thornton did not render service to the Company with respect to financial information systems design and implementation.  Fees for other non-audit services (consisting of tax services) totaled $546,496.  The Audit Committee has determined the provision of these services is compatible with the auditors’ independence.

     Representatives from Grant Thornton will be present at the Annual Meeting, will receive an opportunity to make statements if they desire and will be available to respond to questions.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     All proposals of stockholders intended to be presented at the Company’s 2004 Annual Meeting of Stockholders must be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, by December 24, 2003, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with such meeting.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may be presented for consideration at the Annual Meeting.  However, if any other matter is presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

FORM 10-K

     The 2002 Form 10-K, without exhibits, containing the financial statements of the Company for the year ended December 31, 2002, accompanies this proxy statement.  A list of exhibits is included in the Form 10-K and are available from the Company upon the payment to the Company of the costs of furnishing them.

By Order of the Board of Directors,

Jacqueline M. Channell Secretary
Dated: April 4, 2002

CNLCM-PS-03

APPENDIX A

AUDIT COMMITTEE CHARTER

1.    Members.    The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of “independent” directors of the Board, and shall designate one member as chairperson. For persons hereof, “independent” shall mean a director who meets the National Association of Securities Dealers, Inc. (“NASD”) definition of “independence”.

Each member of the Company’s Audit Committee must be financially literate and one member of the Audit Committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

2.    Purposes, Duties and Responsibilities.    The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. Specifically, the Audit Committee shall:

(i)  Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

(ii)  Review with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters and any reports of the independent auditors with respect to interim periods.

(iii)  Review the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and assess the independence of the outside auditor as required under Independent Standard Boards Standard No. 1.

(iv)  Review and discuss with management and the independent auditors the financial statements of the Company, including an analysis of the auditors’ judgment as to the quality of the Company’s accounting principles.

(v)  Review and discuss the adequacy of the Company’s internal controls with the Company’s Chief Financial Officer and/or his designee from time to time.

(vi)  Review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports.

(vii)  Review the financial statements of the Company and its subsidiaries on a quarterly basis, in a manner consistent with Statement on Auditing Standards No. 71, and perform such review, if practicable, prior to the public release of quarterly earnings information and, in any event, prior to the filing of Forms 10-Q and/or 10-K.

(viii)  Prepare and attempt to cause to be included in the Company’s proxy materials the Audit Committee Report required by the Rules and Regulations of the Securities and Exchange Commission.

(ix)  Review material pending legal proceedings involving the Company and other contingent liabilities.

(x)  Review the adequacy of the Audit Committee Charter on an annual basis.

A-1

3.    Meetings.    The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally two times each year, either in person or telephonically. The Audit Committee shall meet in executive session with the independent auditors at least annually. The Audit Committee may create subcommittees who shall report to the Audit Committee. The Audit Committee shall report to the full Board of Directors with respect to its meetings. The majority of the members of the Audit Committee shall constitute a quorum.

4.    Limitations on Duties.    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company’s independent auditors. It is also not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

A-2

Appendix B

CHANNELL COMMERCIAL CORPORATION

2003 INCENTIVE STOCK PLAN

1.          Purposes of the Plan.  The purposes of this Plan are:

             (a)          to attract and retain the best available personnel for positions of substantial responsibility,

             (b)          to provide additional incentive to selected key Employees, Consultants and Directors, and

             (c)          to promote the success of the Company’s business.

2.          Definitions.  For the purposes of this Plan, the following terms will have the following meanings:

             (a)         “Administrator” means the Board or any of its Committees that administer the Plan, in accordance with Section 4.

             (b)         “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under incentive stock plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.  For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Administrator.

             (c)         “Board” means the Board of Directors of the Company.

             (d)         “Cause” shall have the meaning set forth in a Grantee’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Grantee which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Grantee personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Grantee or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company.

             (e)          “Code” means the Internal Revenue Code of 1986, as amended.  For all purposes of this Plan, references to Code sections shall be deemed to include any successor Code sections, to the extent reasonably appropriate as determined by the Administrator.

             (f)          “Committee” means a Committee appointed by the Board in accordance with Section 4.

             (g)         “Common Stock” means the common stock, $0.01 par value per share, of the Company.

             (h)         “Company” means Channell Commercial Corporation, a Delaware corporation.

             (i)          “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services and who is compensated for such services, provided that the term “Consultant” does not include (i) Employees, (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors or (iii) any person who provides services in connection with the offer or sale of securities in a capital-raising transaction, or who directly or indirectly promotes or maintains a market for the securities of the Company.

             (j)          “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant.  Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board or required by Applicable Law, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor, or (iii) in the case of a Nonqualified Stock Option or Stock Award, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant, or the ceasing of a person to be a Consultant while such person remains an Employee or Director.

             (k)         “Director” means a member of the Board.

             (l)          “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

             (m)        “Employee” means any person, including Officers and Directors employed as a common law employee by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient, in and of itself, to constitute “employment” by the Company.

             (n)         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

             (o)         “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National

Market System of NASDAQ, the Fair Market Value of a Share of Common Stock will be (A) the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, or (B) any sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the day of determination, as the Administrator may select, as reported in the Wall Street Journal or any other source the Administrator considers reliable.

(ii)

If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on (A) the last market trading day prior to the day of determination, or (B) the day of determination, as the Administrator may select, as reported in the Wall Street Journal or any other source the Administrator considers reliable.

(iii)

If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Administrator with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Administrator considers appropriate, such determination by the Administrator to be final, conclusive and binding.

             (p)         “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

             (q)         “Grant Notice” shall mean a written notice evidencing certain terms and conditions of an individual Option grant.  The Grant Notice is part of the Option Agreement.

             (r)          “Grantee” shall mean (i) any Optionee or (ii) any Employee, Consultant or Director to whom a Stock Award has been granted pursuant to this Plan.

             (s)          “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

             (t)          “NASDAQ”means the National Association of Securities Dealers, Ltd. Automated Quotation System.

             (u)         “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

             (v)         “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (w)        “Option” means a stock option granted under this Plan.

             (x)         “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  Each Option Agreement is subject to the terms and conditions of this Plan.

             (y)         “Option Exchange Program” means a program in which outstanding Options are surrendered in exchange for Options with a lower exercise price.

             (z)         “Optioned Stock” means the Common Stock subject to an Option.

             (aa)       “Optionee” means an Employee, Consultant or Director who holds an outstanding Option.

             (bb)      “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

             (cc)       “Plan” means this 2003 Incentive Stock Plan.

             (dd)      “Section” means, except as otherwise specified, a section of this Plan.

             (ee)      “Share” means a share of the Common Stock, as adjusted in accordance with Section 15.

             (ff)       “Stock Award” shall mean a grant by the Company of a specified number of Shares upon terms and conditions determined by the Administrator.

             (gg)     “Subsidiary” means (i) a “subsidiary corporation” with respect to the Company, whether now or later existing, as defined in Section 424(f) of the Code, or (ii) a limited liability company, whether now or later existing, which would be a “subsidiary corporation” with respect to the Company under Section 424(f) of the Code if it were a corporation.

3.          Stock Subject to the Plan.  Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan will be 3,100,000 Shares of Common Stock.  The Shares may be authorized, but unissued, or reacquired Common Stock.

             If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, or if a Stock Award shall be cancelled or surrendered or expire for any reason without having been received in full, the Shares that were not purchased or received or that were cancelled will become available for future grant or sale under the Plan (unless the Plan has terminated).  If the Company repurchases Shares which were issued pursuant to the exercise of an Option or grant of a Stock Award, however, those repurchased Shares will not be available for future grant under the Plan.

4.          Administration of the Plan.

             (a)         Procedure.

(i)

Composition of the Administrator.  The Plan will be administered by (A) the Board, or (B) a Committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws.  Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board.  The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan.  Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, from and after such time as the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a Committee, which will then consist solely of persons who are both “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code; provided, however, the failure of the Committee to be composed solely of individuals who are both “non-employee directors” and “outside directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

(ii)

Multiple Administrative Bodies.  The Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees and Consultants who are neither Directors nor Officers.

             (b)        Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to that Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o);

(ii)	to select the Employees, Consultants or Directors to whom Options or Stock Awards may be granted;

(iii)	to determine whether and to what extent Options or Stock Awards are granted, and whether Options are intended as Incentive Stock Options or Nonqualified Stock Options;

(iv)	to determine the number of Shares to be covered by each Option or Stock Award granted;

(v)	to approve forms of Grant Notices, Option Agreements and agreements governing Stock Awards;

(vi)

to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Options or Stock Awards, including, but not limited to, (A) the Options’ exercise price, (B) the time or times when Options may be exercised or Stock Awards will be vested, which may be based on performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant, (C) any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock or Stock Award, based in each case on factors that the Administrator determines in its sole discretion, including but not limited to a requirement subjecting the Optioned Stock or Shares to (1) certain restrictions on transfer (including without limitation a prohibition on transfer for a specified period of time and/or a right of first refusal in favor of the Company), and (2) a right of repurchase in favor of the Company upon termination of the Grantee’s Continuous Status as an Employee, Director or Consultant;

(vii)

to reduce the exercise price of any Option to the Fair Market Value at the time of the reduction, if the Fair Market Value of the Common Stock covered by that Option has declined since the date it was granted;

(viii)	to accelerate the vesting or exercisability of an Option or Stock Award;

(ix)	to determine the terms and restrictions applicable to Options or Stock Awards;

(x)	to modify or amend each Option or Stock Award, subject to Section 17(c);

(xi)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(xii)	to institute an Option Exchange Program;

(xiii)	to construe and interpret the terms of this Plan;

(xiv)	to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan; and

(xv)	to make all other determinations it considers necessary or advisable for administering this Plan.

            (c)         Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all holders of Options or Stock Awards.  The Administrator shall not be required to exercise its authority or discretion on a uniform or non-discriminatory basis.

5.          Eligibility.  Options granted under this Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant.  Nonqualified Stock Options and Stock Awards may be granted to Employees, Consultants and Directors.  Incentive Stock Options may be granted only to Employees; provided, however, that Incentive Stock Options shall not be granted to Employees of a Subsidiary that is a limited liability company unless such limited liability company is wholly-owned by the Company or by a Subsidiary that is a corporation.  If otherwise eligible, an Employee, Consultant or Director who has been granted an Option or a Stock Award may be granted additional Options or Stock Awards.

6.          Limitations on Grants of Incentive Stock Options.  Each Option will be designated in the Grant Notice as either an Incentive Stock Option or a Nonqualified Stock Option.  However, notwithstanding such designations, if the Shares subject to an Optionee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be treated as Nonqualified Stock Options.  For purposes of this Section 6, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

7.          Limit on Annual Grants to Individuals.  From and after such time as the Company is required to be registered pursuant to Section 12 of the Exchange Act, no Optionee may receive grants, during any fiscal year of the Company or portion thereof, of Options which, in the aggregate, cover more than 500,000 Shares, (provided that in the Company’s 2003 fiscal year, such aggregate number shall be 1,500,000 Shares), subject to adjustment as provided in Section 15.  If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated Option will continue to count against the maximum numbers of shares for which Options may be granted to an Optionee during any fiscal year of the Company or portion thereof.

8.          Term of the Plan.  Subject to Section 21, this Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 21.  It will continue in effect for a term of ten years unless terminated earlier under Section 17.  Unless otherwise provided in this Plan, its termination will not affect the validity of any Option or Stock Award outstanding at the date of termination, which shall continue to be governed by the terms of this Plan as though it remained in effect.

9.          Term of Option.  The term of each Option will be stated in the Option Agreement; provided, however, that in no event may the term be more than ten years from the date of grant.  In addition, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Option Agreement.

10.        Option Exercise Price and Consideration.

             (a)         Exercise Price of Incentive Stock Options.  The exercise price for Shares to be issued pursuant to exercise of an Incentive Stock Option will be determined by the Administrator provided that the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant; provided, further that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

             (b)         Exercise Price of Nonqualified Stock Options.  In the case of a Nonqualified Stock Option, the exercise price for Shares to be issued pursuant to the exercise of any such Option will be determined by the Administrator, provided that the exercise price is not less than 85% of the Fair Market Value per Share on the date of grant.

             (c)         Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions which must be satisfied before the Option may be exercised. Exercise of an Option may be conditioned upon performance criteria or other reasonable conditions such as Continuous Status as an Employee, Director or Consultant.

             (d)         Form of Consideration.  The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  Such consideration may consist partially or entirely of:

(i)	cash;

(ii)	to the extent permitted by Applicable Law, a promissory note made by the Optionee in favor of the Company;

(iii)	other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which an Option will be exercised;

(iv)

delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Optionee’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(v)	any other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.        Exercise of Option.

             (a)        Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at times and under conditions determined by the Administrator and set forth in the Option Agreement; provided, however, that an Option may not be exercised for a fraction of a Share.

             An Option will be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) all representations, indemnifications and documents reasonably requested by the Administrator.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and this Plan.  Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  Subject to the provisions of Sections 14, 18, and 19, the Company will issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.  Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares of Common Stock acquired upon exercise of an Option, if those Shares remain subject to repurchase under the provisions of the Option Agreement or any other agreement between the Company and the Optionee, or if those Shares are collateral for a loan or obligation due to the Company.

             Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

             (b)         Termination of Employment or Consulting Relationship or Directorship.  If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Optionee may exercise the Options that were vested and exercisable as of the date of termination for a period of 90 days following such termination (or such other period as is set forth in the Option Agreement or determined by the Administrator).  If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator.  The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion.  If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator.

             (c)         Disability of Optionee.  If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Optionee may exercise the Options that were vested and exercisable as of the date of termination for a period of 12 months following such termination (or such other period as is set forth in the Option Agreement or determined by the Administrator).  If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator.  The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion.  If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator.

             (d)         Death of Optionee.  If an Optionee holds exercisable Options on the date his or her death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Options that were vested and exercisable as of the date of death for a period of 12 months following the date of death (or such other period as is set forth in the Option Agreement or determined by the Administrator).  If the Optionee is not entitled to exercise his or her entire Option at the date of death, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator.  The Administrator may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Administrator may determine in its sole discretion.  If the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, unless otherwise set forth in the Option Agreement or determined by the Administrator.

             (e)         Termination for Cause.  If an Optionee’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, then all Options (including any vested Options) held by Optionee shall immediately be terminated and cancelled.

             (f)         Disqualifying Dispositions of Incentive Stock Options.  If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

12.        Non-Transferability of Options.

            (a)         No Transfer.  An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  Notwithstanding the foregoing, to the extent that the Administrator so authorizes at the time a Nonqualified Stock Option is granted or amended, (i) such Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse or former spouse of the Optionee who obtained such Option pursuant to such qualified domestic relations order, or (ii) such Option may be assigned, in whole or in part, during the Optionee’s lifetime to one or more Family Members of the Optionee.  Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate.

            (b)         Designation of Beneficiary.  An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee’s death.  If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective.  The Optionee may change such designation of beneficiary at any time by written notice to the Administrator, subject to the above spousal consent requirement.

            (c)         Effect of No Designation.  If an Optionee dies and there is no beneficiary validly designated and living at the time of the Optionee’s death, the Company will deliver such Optionee’s Options to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

            (d)         Death of Spouse or Dissolution of Marriage.  If an Optionee designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Optionee’s marriage is later dissolved.  Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Optionee.  Without limiting the generality of the preceding sentence, the interest in Options of a spouse of an Optionee who has predeceased the Optionee or (except as provided in Section 12(a) regarding qualified domestic relations orders) whose marriage has been dissolved will automatically pass to the Optionee, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.

13.       Stock Awards.

            (a)         Grant.  Subject to the express provisions and limitations of the Plan, the Administrator, in its sole and absolute discretion, may grant Stock Awards to Employees, Consultants or Directors for a number of shares of Common Stock on such terms and conditions and to such Employees, Consultants or Directors as it deems advisable and specifies in the respective grants.  Subject to the limitations and restrictions set forth in the

Plan, an Employee, Consultant or Director who has been granted an Option or Stock Award may, if otherwise eligible, be granted additional Options or Stock Awards if the Administrator shall so determine.

            (b)         Restrictions.  The Administrator, in its sole and absolute discretion, may impose restrictions in connection with any Stock Award, including without limitation, (i) imposing a restricted period during which all or a portion of the Common Stock subject to the Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered (the “Restricted Period”), (ii) providing for a vesting schedule with respect to such Common Stock such that if a Grantee ceases to be an Employee, Consultant or Director during the Restricted Period, some or all of the shares of Common Stock subject to the Stock Award shall be immediately forfeited and returned to the Company.  The Administrator may, at any time, reduce or terminate the Restricted Period.  Each certificate issued in respect of shares of Common Stock pursuant to a Stock Award which is subject to restrictions shall be registered in the name of the Grantee, shall be deposited by the Grantee with the Company together with a stock power endorsed in blank and shall bear an appropriate legend summarizing the restrictions imposed with respect to such shares of Common Stock.

            (c)         Rights As Stockholder.  Subject to the terms of any agreement governing a Stock Award, the Grantee of a Stock Award shall have all the rights of a stockholder with respect to the Common Stock issued pursuant to a Stock Award, including the right to vote such Shares; provided, however, that dividends or distributions paid with respect to any such Shares which have not vested shall be deposited with the Company and shall be subject to forfeiture until the underlying Shares have vested unless otherwise provided by the Administrator in its sole discretion.  A Grantee shall not be entitled to interest with respect to the dividends or distributions so deposited.

14.       Withholding Taxes.  The Company will have the right to take whatever steps the Administrator deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company’s obligations to deliver Shares upon the exercise of an Option or in connection with a Stock Award will be conditioned upon compliance with all such withholding tax requirements.  Without limiting the generality of the foregoing, upon the exercise of an Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to the Optionee, or to require the Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the Shares issued on such exercise.  Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Grantee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the Shares which would otherwise be issued in connection with a Stock Award or on the exercise of an Option that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered Shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability.

15.       Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

            (a)         Changes in Capitalization.  Subject to any required action by the stockholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares as to which Options and Stock Awards may be granted under this Plan.  A corresponding adjustment changing the number or kind of shares allocated to Stock Awards or unexercised Options which have been granted prior to any such change will likewise be made.  Any such adjustment in the outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option.  Such adjustment will be made by the Administrator, whose determination in that respect will be final, binding, and conclusive.

            Where an adjustment under this Section 15(a) is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

            (b)         Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option had not been previously exercised or a Stock Award had not previously vested, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation.  In such instance, the Administrator may, in the exercise of its sole discretion, declare that any Stock Award shall become vested or any Option will terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

            (c)         Corporate Transaction.  Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Administrator, may, in its sole discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the Optionees); (ii) accelerate any vesting schedule to which an Option or Stock Award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the Stock Awards and the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of Shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such transaction; or (iv) cancel Options or Stock Awards upon payment to the Optionees or Grantees in cash, with respect to each Option or Stock Award to the extent then exercisable or vested (including, if applicable, any Options or Stock Awards as to which the vesting schedule has been accelerated as contemplated in clause (ii) above), of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over (in the case of Options) the exercise price of the

Option.  The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement or agreement governing a Stock Award.

16.       Date of Grant.  The date of grant of an Option or Stock Award will be, for all purposes, the date as of which the Administrator makes the determination granting such Option or Stock Award, or any other, later date determined by the Administrator and specified in the Option Agreement.  Notice of the determination will be provided to each Grantee within a reasonable time after the date of grant.

17.       Amendment and Termination of the Plan.

            (a)         Amendment and Termination.  The Board may at any time amend, alter or suspend or terminate the Plan.

            (b)         Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment that increases the number of Shares for which Options or Stock Awards may be granted, or to the extent necessary and desirable to comply with Section 422 of the Code (or any successor statute) or other Applicable Laws, or the requirements of any exchange or quotation system on which the Common Stock is listed or quoted.  Such stockholder approval, if required, will be obtained in such a manner and to such a degree as is required by the Applicable Law or requirement.

            (c)         Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will impair the rights of a Grantee, unless mutually agreed otherwise between the Grantee and the Administrator.  Any such agreement must be in writing and signed by the Grantee and the Company.

18.       Conditions Upon Issuance of Shares.

            (a)         Legal Compliance.  Shares will not be issued in connection with a Stock Award or pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with all Applicable Laws, and will be further subject to the approval of counsel for the Company with respect to such compliance.  Any securities delivered under the Plan will be subject to such restrictions, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws.  To the extent permitted by Applicable Laws, the Plan and Options and Stock Awards granted hereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

            (b)         Investment Representation.  As a condition to the exercise of an Option or grant of a Stock Award, the Company may require the person exercising such Option or receiving such Stock Award to represent and warrant at the time of any such exercise or receipt that the Shares are being acquired only for investment and without any present intention to sell, transfer, or distribute such Shares.

19.       Liability of Company.

            (a)         Inability to Obtain Authority.  If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

            (b)         Grants Exceeding Allotted Shares.  If the Optioned Stock covered by an Option or Shares subject to a Stock Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Option or Stock Award will be contingent with respect to such excess Shares, unless and until stockholder approval of an amendment sufficiently increasing the number of Shares subject to this Plan is timely obtained in accordance with Section 17(b).

            (c)         Rights of Participants and Beneficiaries.  The Company will pay all amounts payable under this Plan only to the Grantee, or beneficiaries entitled thereto pursuant to this Plan.  The Company will not be liable for the debts, contracts, or engagements of any Grantee or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

20.       Reservation of Shares.  The Company will at all times reserve and keep available for issuance a number of Shares sufficient to satisfy this Plan’s requirements during its term.

21.       Stockholder Approval.  Continuance of this Plan will be subject to approval by the stockholders of the Company within 12 months before or after the date of its adoption.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.  Options or Stock Awards may be granted but Options may not be exercised prior to stockholder approval of the Plan.  If any Options or Stock Awards are so granted and stockholder approval is not obtained within 12 months of the date of adoption of this Plan by the Board, those Options or Stock Awards will terminate retroactively as of the date they were granted.

22.       Legending Stock Certificates.  In order to enforce any restrictions imposed upon Common Stock issued in connection with a Stock Award or upon exercise of an Option granted under this Plan or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any certificates representing such Common Stock, which legend or legends will make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by Applicable Laws.  Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable.

23.       No Employment Rights.  Neither this Plan nor any Option or Stock Award will confer upon a Grantee any right with respect to continuing the Grantee’s employment or consulting relationship with the Company, or continuing service as a Director, nor will they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment or consulting relationship or directorship at any time, with or without cause.

24.       Governing Law.  The Plan will be governed by, and construed in accordance with the laws of the State of Delaware (without giving effect to conflicts of law principles).

CHANNELL COMMERCIAL CORPORATION

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (together with the attached grant notice (the “Grant Notice”), the “Agreement”) is made and entered into as of the date set forth on the Grant Notice by and between Channell Commercial Corporation, a Delaware corporation (the “Company”), and the individual (the “Optionee”) set forth on the Grant Notice.

A.    Pursuant to the Channell Commercial Corporation 2003 Incentive Stock Plan (the “Plan”), the Administrator has determined that it is to the advantage and best interest of the Company to grant to Optionee an option (the “Option”) to purchase the number of shares of the Common Stock of the Company (the “Shares”) or the “Option Shares”) set forth on the Grant Notice, at the exercise price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

B.    Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Plan.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Optionee and the Company hereby agree as follows:

1.    Grant and Terms of Stock Option.

1.1    Grant of Option.    Pursuant to the Grant Notice, the Company has granted to the Optionee the right and option to purchase, subject to the terms and conditions set forth in the Plan and this Agreement, all or any part of the number of Shares set forth on the Grant Notice at a purchase price per Share equal to the exercise price per Share set forth on the Grant Notice. If the Grant Notice indicates (under “Type of Option”) that this Option is an “ISO”, then this Option is intended by the Company and Optionee to be an Incentive Stock Option. However, if the Grant Notice indicates that this Option is a “NQSO”, then this Option is not intended to be an Incentive Stock Option and is instead intended to be a Nonqualified Stock Option.

1.2    Vesting and Exercisability.    Subject to the provisions of the Plan and the other provisions of this Agreement, this Option shall vest and become exercisable in accordance with the schedule set forth in the Grant Notice. Notwithstanding the foregoing, in the event of termination of Optionee’s Continuous Status as an Employee, Director or Consultant for any reason, with or without Cause, including as a result of death or Disability, this Option shall immediately cease vesting.

1.3    Term of Option.    No portion of this Option may be exercised more than ten years from the date of this Agreement. In the event of termination of Optionee’s Continuous Status as an Employee, Director or Consultant for any reason, the portion of this Option that is not vested and exercisable as of the date of termination shall be immediately cancelled and terminated. In addition, the portion of this Option that is vested and exercisable as of the date of termination of Optionee’s Continuous Status as an Employee, Director or Consultant shall terminate and be cancelled on the earlier of (i) the expiration of the ten year period set forth in the first sentence of this Section 1.3, or (ii) 90 days after termination of Optionee’s Continuous Status as an Employee, Director or Consultant (or 12 months in the case of termination as a result of Optionee’s Disability or death); provided, however, if Optionee’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, this entire Option shall be cancelled and terminated as of the date of such termination and shall no longer be exercisable as to any Shares, whether or not previously vested.

2.    Method of Exercise.

2.1    Delivery of Notice of Exercise.    This Option shall be exercisable by written notice in the form attached hereto which shall state the election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of this Agreement and the Plan. Such written notice shall be signed by Optionee (or by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death under the Plan) and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall not be deemed exercised until the Company receives the exercise price and any other applicable terms and conditions of this Agreement are satisfied. This Option may not be exercised for a fraction of a Share.

2.2    Restrictions on Exercise.    No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all Applicable Laws, and all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed. As a condition to the exercise of this Option, the Company may require Optionee to deliver to the Company representations necessary or appropriate, in the judgment of the Administrator, to comply with any Applicable Law.

2.3    Method of Payment.    Payment of the exercise price shall be made in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the advance approval of the Administrator in its sole discretion, by delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Optionee’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

2.4    Notice of Disqualifying Disposition of Incentive Stock Option.    If this Option is an Incentive Stock Option and the Optionee sells or otherwise disposes of any of the Shares acquired upon exercise of this Option on or before the later of (i) two years after the date of grant, or (ii) one year after the date such Shares were acquired, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the taxable income recognized as a result of such disposition and that the Optionee shall be required to satisfy such withholding obligations either by making a payment to the Company in cash or by withholding from current earnings of the Optionee.

3.    Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated pursuant to the Plan, and may be exercised during the lifetime of Optionee only by Optionee. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it is vested and exercisable by Optionee in accordance with its terms on the date of death, be exercised by Optionee’s beneficiary or other person entitled to exercise this Option in the event of Optionee’s death under the Plan. Notwithstanding the first sentence of this Section 3, if this Option is a Nonqualified Stock Option, this Option may be assigned, in whole or in part, during the Optionee’s lifetime to one or more immediate family members of the Optionee, or to an inter vivos or testamentary trust in which the Option is to be passed on the death of the settlor (trustor) to beneficiaries. Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate. For purposes of this Section 3, the term “immediate family member” means an individual’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

4. General.

4.1    Governing Law.    This Agreement shall be governed by and construed under the laws of the state of Delaware applicable to agreements made and to be performed entirely in Delaware, without regard to the conflicts of law provisions of Delaware or any other jurisdiction.

4.2    Notices.    Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

If to the Company:	Channell Commercial Corporation 26040 Ynez Road Temecula, California 92591 Attention: President

If to Optionee, at the address set forth on the Grant Notice.

4.3    Community Property.    Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Optionee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Option and the parties hereto shall act in all matters as if the Optionee was the sole owner of this Option. This appointment is coupled with an interest and is irrevocable.

4.4    Modifications.    This Agreement may be amended, altered or modified only by a writing signed by each of the parties hereto.

4.5    Application to Other Stock.    In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Common Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Option Shares on or with respect to which such other capital stock was distributed.

4.6    Additional Documents.    Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

4.7    No Third-Party Benefits.    Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

4.8    Successors and Assigns.    Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

4.9    No Assignment.    Except as otherwise provided in this Agreement, the Optionee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

4.10    Severability.    The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

4.11    Equitable Relief.    The Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.

4.12    Arbitration.

4.12.1    General.    Any controversy, dispute, or claim between the parties to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 4.12 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration

Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in [Temecula, California].

4.12.2    Selection of Arbitrator.    In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from a list of twenty persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over [Temecula, California]. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

4.12.3    Applicability of Arbitration; Remedial Authority.    This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgement if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

4.12.4    Fees and Costs.    Any filing or administrative fees shall be borne initially by the party requesting arbitration. The Company and the Optionee shall each be responsible for 50% of the costs and fees of the arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.

4.12.5    Award Final and Binding.    The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

4.13    Headings.    The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

4.14    Construction.    Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.

4.15    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.16    Complete Agreement.    The Grant Notice, this Agreement and the Plan constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.

Notice of Exercise of Stock Option

Channell Commercial Corporation

26040 Ynez Road

Temecula, California 92591

Attn: President

Ladies and Gentlemen:

The undersigned hereby elects to exercise the option indicated below:

Option Grant Date:

Type of Option: Incentive Stock Option/Nonqualified Stock Option

Number of Shares Being Exercised:

Exercise Price Per Share:

Total Exercise Price:	$

Method of Payment:

Enclosed herewith is payment in full of the total exercise price and a copy of the Grant Notice.

My exact name, current address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

Name:

Address:

Social Security Number:

Sincerely,

Dated:
(Optionee’s Signature)

CHANNELL COMMERCIAL CORPORATION—STOCK OPTION GRANT NOTICE

(2003 Incentive Stock Plan)

Channell Commercial Corporation (the “Company”), pursuant to its 2003 Incentive Stock Plan (the “Plan”), hereby grants to Optionee the option to purchase the number of Shares of the Company set forth below (the “Option”). This Option is subject to all of the terms and conditions as set forth in this Grant Notice, the Stock Option Agreement (the “Option Agreement”) and the Plan, all of which are attached hereto and incorporated herein in their entirety.

Optionee:	______________________________________________
Date of Grant:	______________________________________________
Number of Shares of Common Stock:	______________________________________________
Exercise Price Per Share:	______________________________________________
Initial Vesting Date:	______________________________________________
Type of Option	ISO / NQSO

Vesting Schedule: Subject to the restrictions and limitations of the Option Agreement and the Plan, this Option shall vest and become exercisable as follows:

Additional Terms/Acknowledgements:    The undersigned Optionee acknowledges receipt of, and has read and understands and agrees to, this Grant Notice, the Option Agreement and the Plan. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, the Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the grant by the Company of the Option referred to in this Grant Notice. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Administrator upon any questions arising under this Option or the Plan.

CHANNELL COMMERCIAL CORPORATION		OPTIONEE:

By:		By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS:    Stock Option Agreement and 2003 Incentive Stock Plan

SPOUSE OF OPTIONEE:

Spouse has read and understands this Grant Notice, the Option Agreement and the Plan and is executing this Grant Notice to evidence Spouse’s consent and agreement to be bound by all of the terms and conditions of this Grant Notice, the Option Agreement and the Plan (including those relating to the appointment of the Optionee as agent for any interest that Spouse may have in the Option Shares).

Signature	Date

Optionee Address:

CHANNELL COMMERCIAL CORPORATION

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (together with the attached grant notice (the “Grant Notice”), the “Agreement”) is made and entered into as of the date set forth on the Grant Notice by and between Channell Commercial Corporation, a Delaware corporation (the “Company”), and the individual (the “Grantee”) set forth on the Grant Notice.

A.    Pursuant to the Channell Commercial Corporation 2003 Incentive Stock Plan (the “Plan”), the Administrator has determined that it is to the advantage and best interest of the Company to grant to Grantee shares of the Common Stock of the Company (the “Shares”) set forth on the Grant Notice, and in all respects subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

B.    Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Plan.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Grantee and the Company hereby agree as follows:

1.    Grant and Terms of Shares.

1.1    Grant of Shares.    Pursuant to the Grant Notice, the Company has granted to the Grantee, subject to the terms and conditions set forth in the Plan and this Agreement, all or any part of the number of shares of the Common Stock of the Company set forth on the Grant Notice.

1.2    Vesting.    As of the date of grant of the Shares, all of the Shares shall be unvested, and shall become vested only in accordance with the schedule set forth in the Grant Notice. Notwithstanding the foregoing, in the event of termination of Grantee’s Continuous Status as an Employee, Director or Consultant for any reason, with or without Cause, including as a result of death or Disability, the Shares shall immediately cease vesting and any Shares which have not vested as of the date of termination shall be cancelled. If the Grantee’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, all of the Grantee’s Shares whether vested or unvested shall be cancelled as of the date of such termination.

2.    General Restrictions on Transfer of Shares.

2.1    No Transfers of Unvested Shares.    In no event shall the Grantee transfer any Shares that are not vested (or any right or interest therein) to any person in any manner whatsoever, whether voluntarily or by operation of law or otherwise.

2.2    Invalid Sales.    Any purported Transfer of Shares made without fully complying with all of the provisions of this Agreement shall be null and void and without force or effect.

3.    Compliance With Applicable Laws.

No Shares will be issued pursuant to this Agreement unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all Applicable Laws, and all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed.

4. General.

4.1    Governing Law.    This Agreement shall be governed by and construed under the laws of the state of Delaware applicable to Agreements made and to be performed entirely in Delaware, without regard to the conflicts of law provisions of Delaware or any other jurisdiction.

4.2    Notices.    Any notice required or permitted under this Agreement shall be given in writing by express courier or by postage prepaid, United States registered or certified mail, return receipt requested, to the address set forth below or to such other address for a party as that party may designate by 10 days advance written notice to the other parties. Notice shall be effective upon the earlier of receipt or 3 days after the mailing of such notice.

If to the Company:	Channell Commercial Corporation 26040 Ynez Road Temecula, California 92591 Attention: President

If to Grantee, at the address set forth on the Grant Notice.

4.3    Legend.    In addition to any other legend which may be required by agreement or Applicable Laws, each share certificate representing Shares shall have endorsed upon its face a legend in substantially the form set forth below:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, SALE AND HYPOTHECATION AND CERTAIN REPURCHASE RIGHTS. A COMPLETE STATEMENT OF THE TERMS AND CONDITIONS GOVERNING SUCH RESTRICTIONS IS SET FORTH IN AN AGREEMENT, DATED AS OF [AGREEMENT DATE], A COPY OF WHICH IS ON FILE AT THE CORPORATION’S PRINCIPAL OFFICE.

4.4    Deposit of Certificates With Company.    In order to ensure that the Grantee complies with the provisions of this Agreement, and that no Transfers of Shares are made in violation hereof, the Grantee shall deposit all certificates representing Shares with the Company.

4.5    Community Property.    Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Grantee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to any Shares and the parties hereto shall act in all matters as if the Grantee was the sole owner of such Shares. This appointment is coupled with an interest and is irrevocable.

4.6    Modifications.    This Agreement may be amended, altered or modified only by a writing signed by each of the parties hereto.

4.7    Application to Other Stock.    In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for shares of Common Stock as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Shares on or with respect to which such other capital stock was distributed.

4.8    Additional Documents.    Each party agrees to execute any and all further documents and writings, and to perform such other actions, which may be or become reasonably necessary or expedient to be made effective and carry out this Agreement.

4.9    No Third-Party Benefits.    Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

4.10    Successors and Assigns.    Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

4.11    No Assignment.    Except as otherwise provided in this Agreement, the Grantee may not assign any of his, her or its rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement, but no such assignment shall release the Company of any obligations pursuant to this Agreement.

4.12    Severability.    The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.

4.13    Equitable Relief.    The Grantee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the Grantee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies they may have at law or under this Agreement.

4.14    Arbitration.

4.14.1    General.    Any controversy, dispute, or claim between the parties to this Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this section 4.14 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, either party may in an appropriate matter apply to a court pursuant to California Code of Civil Procedure Section 1281.8, or any comparable provision, for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of Los Angeles, California.

4.14.2    Selection of Arbitrator.    In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over Los Angeles, California. If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

4.14.3    Applicability of Arbitration; Remedial Authority.    This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgement if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

4.14.4    Fees and Costs.    Any filing or administrative fees shall be borne initially by the party requesting arbitration. The Company shall be responsible for the costs and fees of the arbitration, unless the Grantee wishes to contribute (up to 50%) of the costs and fees of the arbitration. Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.

4.14.5    Award Final and Binding.    The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Agreement, and this Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

4.15    Headings.    The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

4.16    Number and Gender.    Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.

4.17    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.18    Complete Agreement.    The Grant Notice, this Agreement, the Security and the Plan constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.

CHANNELL COMMERCIAL CORPORATION—RESTRICTED STOCK GRANT NOTICE

(2003 Incentive Stock Plan)

Channell Commercial Corporation (the “Company”), pursuant to its 2003 Incentive Stock Plan (the “Plan”), hereby grants to Grantee the number of Shares of the Company set forth below (the “Shares”). The Shares are subject to all of the terms and conditions as set forth in this Grant Notice, the Restricted Stock Agreement (the “Agreement”) and the Plan, all of which are attached hereto and incorporated herein in their entirety.

Grantee:

Date of Grant:

Number of Shares of Common Stock:

Initial Vesting Date:

Vesting Schedule: Subject to the restrictions and limitations of the Agreement and the Plan, the Shares shall vest as follows:

Additional Terms/Acknowledgements: The undersigned Grantee acknowledges receipt of, and has read and understands and agrees to, this Grant Notice, the Agreement and the Plan. Grantee further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Grantee and the Company regarding the grant by the Company of the Shares referred to in this Grant Notice. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Administrator upon any questions arising under this Grant Notice, the Agreement or the Plan.

CHANNELL COMMERCIAL CORPORATION		GRANTEE:

By:		By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS:    Restricted Stock Agreement and 2003 Incentive Stock Plan

SPOUSE OF GRANTEE:

Spouse has read and understands this Grant Notice, the Agreement and the Plan and is executing this Grant Notice to evidence Spouse’s consent and agreement to be bound by all of the terms and conditions of this Grant Notice, the Agreement and the Plan (including those relating to the appointment of the Grantee as agent for any interest that Spouse may have in the Shares).

Signature	Date

Optionee Address:

DETACH HERE

PROXY

CHANNELL COMMERCIAL CORPORATION

Proxy Solicited on Behalf of the Board of Directors of

the Company for Annual Meeting, April 25, 2003

The undersigned hereby appoints William H. Channell, Sr., Bruce Glidden, Guy Marge and Dana Brenner, and each of them, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock which the undersigned is entitled to vote at the 2003 Annual Meeting of the Company, to be held at the Embassy Suites located at 29345 Rancho California Road, Temecula, California 92591 on Friday April 25, 2003 at 9:00 a.m., local time, and at any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledge receipt of: (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report of the Company for the fiscal year ended December 31, 2002.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

CHANNELL COMMERCIAL CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

April 4, 2003

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 a.m. on Friday, April 25, 2003, at the Embassy Suites located at 29345 Rancho California Road, Temecula, California. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.

Sincerely,

Jacqueline M. Channell

Secretary

[CNLCM-CHANNELL COMMERCIAL CORPORATION] [FILE NAME: ZCNLC1.ELX] [VERSION- (1)][03/17/03] [orig. 03/17/03]

DETACH HERE

☒    Please mark votes as in this example.

1.    Election of Directors:

        (01) William H. Channell, Jr.

        (02) Jacqueline M. Channell

                For all nominees  ☐          ☐  Withheld from all nominees

☐        For all nominees except as noted above

2.    Approval of the 2003 Incentive Stock Plan.

        ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     ☐

PLEASE BE CERTAIN YOU HAVE DATED AND SIGNED THIS PROXY.

Please sign exactly as your name appears hereon, date and return this Proxy promptly in the envelope provided. Please correct your address before returning this Proxy. Persons signing in a fiduciary capacity should so indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Joint owners must each sign personally.

Signature:                                          Date:                             Signature:                                 Date: